UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 21, 2009
Tower Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway (31st Floor), New York, NY	10271

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 655-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
     As reported on a Current Report on Form 8-K of Tower Group, Inc. (“Tower”) dated June 22, 2009, on June 21, 2009, Tower, Tower S.F. Merger Corporation, a wholly-owned subsidiary of Tower (“Merger Sub”), and Specialty Underwriters’ Alliance, Inc. (“SUAI”) entered into an Agreement and Plan of Merger (the “Original Merger Agreement”). On July 22, 2009, Tower, Merger Sub and SUAI executed an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”), effective as of June 21, 2009, to (i) correct the number of shares of SUAI common stock outstanding, the amount of deferred stock awards of SUAI issued and outstanding and the number of shares of SUAI common stock held by SUAI in treasury, each as set forth in Section 3.5 of the Original Merger Agreement, (ii) correct certain typographical errors and (iii) make certain conforming changes as to the date of the Amended Merger Agreement.
     Exhibit 2.1 to the Current Report on Form 8-K of Tower, dated June 22, 2009, is hereby replaced with the attached Exhibit 2.1, which is incorporated herein by reference. The above descriptions of the Amended Merger Agreement, as well as the transactions contemplated by the Amended Merger Agreement, are not complete and are qualified in their entirety by reference to Exhibit 2.1.
ITEM 9.01 EXHIBIT INDEX
(d)
Exhibit 2.1: Amended and Restated Agreement and Plan of Merger, dated as of June 21, 2009, among Tower Group, Inc., Tower S.F. Merger Corporation and Specialty Underwriters’ Alliance, Inc.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
Investors will be able to obtain all relevant documents filed by Tower with the Securities and Exchange Commission (“SEC”) free of charge at the SEC’s website www.sec.gov or, from Tower directly at 120 Broadway (31st Floor), New York, NY 10271, (212) 655-2000; email: info@twrgrp.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized
Date: July 23, 2009

Tower Group, Inc.
/s/ Elliot S. Orol
ELLIOT S. OROL
Senior Vice President, General Counsel and Secretary

Exhibit Index
Exhibit 2.1: Amended and Restated Agreement and Plan of Merger, dated as of June 21, 2009, among Tower Group, Inc., Tower S.F. Merger Corporation and Specialty Underwriters’ Alliance, Inc.